UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 6, 2006
TOWER AUTOMOTIVE, INC.
(Exact name of Registrant as specified in its charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

1-12733 (Commission File Number)	41-1746238 (IRS Employer Identification No.)
27175 HAGGERTY ROAD, NOVI, MICHIGAN 48377
(Address of Principal Executive Offices) (Zip Code)
(248) 675-6000
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On September 22, 2006, Tower Automotive, Inc. (the “Company”) circulated for approval by the lenders under its Revolving Credit, Term Loan and Guaranty Agreement dated February 2, 2005, as amended, (the “DIP Agreement”) the seventh amendment to the DIP Agreement (the “Amendment”). On October 6, 2006, the DIP Agreement was amended by the lenders and was effective September 29, 2006. The Amendment amends certain covenants contained in the DIP Agreement. In addition, the Amendment amends certain provisions to allow for dividends to be declared and paid by less than wholly-owned subsidiaries of the Company and waives any existing covenant technical breaches related to previously declared and paid dividends by less than wholly-owned subsidiaries of the Company. The Amendment also amended certain interest rates based on the current economic environment. A copy of the Amendment is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
All statements, other than statements of historical fact, included in this Form 8-K or incorporated by reference herein, are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). When used in this Form 8-K, the words “anticipate,” “believe,” “estimate,” “expect,” “intends,” “project,” “plan” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management as well as on assumptions made by and information currently available to the Company at the time such statements were made. Various economic and competitive factors could cause actual results to differ materially from those discussed in such forward-looking statements, including factors which are outside the control of the Company, such as risks relating to: (i) confirmation of a plan of reorganization under the Bankruptcy Code, which would allow the Company to reduce unsustainable debt and other liabilities and simplify the Company’s complex and restrictive capital structure; (ii) the Company’s reliance on major customers and selected vehicle platforms; (iii) the cyclicality and seasonality of the automotive market; (iv) the failure to realize the benefits of acquisitions and joint ventures; (v) the Company’s ability to obtain new business on new and redesigned models; (vi) the Company’s ability to achieve the anticipated volume of production from new and planned supply programs; (vii) the general economic or business conditions affecting the automotive industry (which is dependent on consumer spending), either nationally or regionally, being less favorable than expected; (viii) the Company’s failure to develop or successfully introduce new products; (ix) increased competition in the automotive components supply market; (x) unforeseen problems associated with international sales, including gains and losses from foreign currency exchange; (xi) implementation of or changes in the laws, regulations or policies governing the automotive industry that could negatively affect the automotive components supply industry; (xii) changes in general economic conditions in the United States, Europe and Asia; (xiii) various other factors beyond the Company’s control; and (xiv) those risks set forth in the Company’s Annual Report on Form 10-K in Item IA, Part I. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits:
99.1	Seventh Amendment to Revolving Credit, Term Loan and Guaranty Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER AUTOMOTIVE, INC. Registrant
Date: November 1, 2006	/s/ James A. Mallak
James A. Mallak
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Exhibit

99.1	Seventh Amendment to Revolving Credit, Term Loan and Guaranty Agreement.